TOP FLIGHT FUND

STATEMENT OF ADDITIONAL INFORMATION

March 4, 2005

This Statement of Additional Information (“SAI”) is not a prospectus.  It should be read in conjunction with the Prospectus of the Top Flight Fund dated March 4, 2005.  The SAI incorporates by reference the Fund’s Annual Report to Shareholders for the period ended September 30, 2004 (the “Annual Report”) A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at Mutual Shareholder Services, LLC, at 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141, or by calling 1-800-869-1679.

TABLE OF CONTENTS

          PAGE

DESCRIPTION OF THE TRUST AND THE FUND

1

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

AND RISK CONSIDERATIONS

2

THE INVESTMENT ADVISOR

9

INVESTMENT LIMITATIONS

10

TRUSTEES AND OFFICERS

12

PORTFOLIO TRANSACTIONS AND BROKERAGE

14

DETERMINATION OF SHARE PRICE

16

ADDITIONAL TAX INFORMATION

16

CUSTODIAN

17

FUND SERVICES

17

PROXY VOTING POLICIES

17

ACCOUNTANTS

18

FINANCIAL STATEMENTS

18

DESCRIPTION OF THE TRUST AND THE FUND

The Top Flight Fund (the “Fund”) was organized as a non-diversified series of Rock Canyon Funds (the “Trust”) on November 14, 2002 and commenced operations on December 31, 2002.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated November 14, 2002 (the “Trust Agreement”).  The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is the only series currently authorized by the Trustees.  The investment adviser to the Fund is Rock Canyon Advisor Group Inc. (the “Adviser”).

The Fund does not issue share certificates.  All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder.  Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.  In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series.  Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

As of November 15, 2004, the following persons may be deemed to beneficially own or hold of record five percent (5%) or more of the Fund: Charles Schwab & Co., Inc. – 96.37%. As a result, Charles Schwab & Co., Inc. may be deemed to control the Fund and could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.  The officers of the Fund believe that a majority of the shares held by Charles Schwab & Co. Inc. were held for the benefit of clients of Paragon Capital Management Inc.  If Paragon Capital Management Inc. has discretionary authority over its clients’ accounts, Paragon Capital Management Inc. may be deemed to beneficially own the shares indirectly and control the Fund.  If Paragon Capital Management Inc. has authority to vote proxies on behalf of its clients, it could control the outcome of any proposal submitted to the shareholders for approval.

As of November 15, 2004, the officers and trustees as a group beneficially owned less than one percent of the Fund.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Prospectus.  For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Prospectus and “Determination of Share Price” in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

AND RISK CONSIDERATIONS

This section contains a discussion of some of the investments the Fund may make and some of the techniques they may use.

A.  Equity Securities.  Equity securities include various index products including iShares, Street Tracks and HOLDRs.  iShares and streetTracks own the stocks in various sector indexes.  HOLDRs are a fixed basket of approximately twenty stocks of companies in a particular industry, sector or other group.  These groups include biotech, business-to-business, Internet, pharmaceutical, retail and telecommunications HOLDRs, among others.

The Fund may also invest in various sector exchange traded funds such as the Basic Industries Select Sector Index, Consumer Services Select Sector Index, Consumer Staples Select Sector Index, Cyclical/Transportation Select Sector Index, Energy Select Sector Index, Financial Select Sector Index, Industrial Select Sector Index, Technology Select Sector Index, Utilities Select Sector Index.  Additionally, the Fund may invest in new exchange traded shares as they become available.  If the Fund’s portfolio is overweighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.

In addition to the exchange traded index products described above and in the Prospectus, the Fund may invest in equity securities such as common stock, convertible preferred stock, convertible bonds, rights and warrants.  Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.   Warrants are options to purchase equity securities at a specified price for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.  Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.  The Fund may not invest more than 5% of its net assets in either convertible preferred stocks or convertible bonds.  The Adviser will limit the Fund’s investment in convertible securities to those rated A or better by Standard & Poor’s Rating Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, of comparable quality in the opinion of the Adviser.

B.  Short Sales.  The Fund may sell a security short in anticipation of a decline in the market value of the security.  When the Fund engages in a short sale, it sells a security that it does not own.  To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer.  The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security.  The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a profit if the security declines in price between those dates.  Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.

In connection with its short sales, the Fund will be required to maintain a segregated account with the Fund’s custodian of cash or high grade liquid assets equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales).  Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.

C.  Securities Lending.  The Fund may make long and short-term loans of its portfolio securities to parties such as broker-dealers, banks, or institutional investors.  Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income.  Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser.  Furthermore, they will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

The Adviser understands that it is the current view of the staff of the Securities and Exchange Commission (the “SEC”) that the Fund may engage in loan transactions only under the following conditions:  (1) the Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest.  Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

D.  Restricted and Illiquid Securities.  The portfolio of the Fund may contain illiquid securities.  Illiquid securities generally include securities, which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price.  Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market.  The following securities are considered to be illiquid:  repurchase agreements and reverse repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities.  Restricted securities are securities the resale of which is subject to legal or contractual restrictions.  Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act.  Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement.  If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell.  The Fund will not invest more than 15% of its net assets in illiquid securities.

With respect to Rule 144A securities, these restricted securities are treated as exempt from the 15% limit on illiquid securities, provided that a dealer or institutional trading market in such securities exists.  The Fund, however, will not invest more than 10% of its net assets in Rule 144A securities.  Under the supervision of the Board of Trustees, the Adviser determines the liquidity of restricted securities and, through reports from the Adviser; the Board of Trustees will monitor trading activity in restricted securities.  If institutional trading in restricted securities were to decline, the liquidity of the Fund could be adversely affected.

E.  U.S. Government Securities.  U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government.  Not all U.S. government securities are backed by the full faith and credit of the United States. For example, U.S. Treasury bonds, notes, and bills, and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities.  Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation (FHLMC), are supported only by the credit of the issuing agency, and not by the U.S. government.  Securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality’s right to borrow money from the U.S. Treasury under certain circumstances. However, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them.  If a U.S. government agency in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund's share price could fall.

F.  Corporate Debt Securities. Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper).  The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody’s, or if unrated, determined by the Adviser to be of comparable quality.  Investment grade dept securities generally have adequate to strong protection of principal and interest payments.  In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.

G.  Zero Coupon Securities.  The Fund may invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). Zero coupon securities involve risks that are similar to those of other debt securities, although the market prices of zero coupon securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit qualities.  The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.  Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons.

H.  Lower Quality Debt Securities.  The Fund may purchase lower quality debt securities, or unrated debt securities, that have poor protection of payment of principal and interest.  These securities, commonly referred to as “junk bonds,” often are considered to be speculative and involve greater risk of default and of price changes due to changes in the issuer’s creditworthiness.  Market prices of these securities may fluctuate more than higher quality debt securities and may decline significantly in periods of general economic difficulty that may follow periods of rising rates.  While the market for junk bonds has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings.  Accordingly, past experience may not provide an accurate indication of future performance of the junk bond market, especially during periods of economic recession.  The Fund may invest in securities which are of lower quality or are unrated if the Adviser determines that the securities provide the opportunity of meeting the Fund’s objective without presenting excessive risk.  The Adviser will consider all factors, which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risks through diversification, investment analysis and monitoring of general economic conditions and trends.  To the extent that the Fund invests in lower quality securities, achievement of its investment objective may be more dependent on the Adviser’s credit analyses than is the case for higher quality bonds.  While the Adviser may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

The market for lower quality securities may be thinner and less active than that for higher quality securities, which can adversely affect the prices at which these securities can be sold.  If there is not established retail secondary market and market quotations are not available, these securities are valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services.  Judgment plays a greater role in valuing junk bonds than is the case for securities for which external sources for quotations and last-sale information are available.  Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value these securities, and the Fund’s ability to dispose of these lower quality debt securities.

Lower quality securities present risks based on payment expectations.  For example, junk bonds may contain redemption or call provisions.  If an issuer exercises the provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors.  Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets.  If the Fund experiences unexpected net redemptions, this may force it to sell its junk bonds, without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Adviser’s research and credit analysis are an integral part of managing any securities of this type held by the Fund.  In considering investments for the Fund, the Adviser attempts to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future.  The Adviser’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer.

I.  Financial Services Industry Obligations.  The Fund may invest in each of the following obligations of the financial services industry:

(1)  Certificate of Deposit.  Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

(2)  Time Deposits.  Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

(3)  Bankers’ Acceptances.  Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

J.  Repurchase Agreements.  The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or agencies of the U.S. government (“U.S. Government Obligations”).  A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase).  Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value.  However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy.  The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions.

K.  Foreign Securities.  In addition to the foreign equity securities described in the Prospectus, the Fund may invest in foreign fixed income securities.  Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations.  This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets).

Foreign government obligations generally consist of debt securities supported by national, state or provincial governments or similar political units or governmental agencies.  Such obligations may or may not be backed by the national government’s full faith and credit and general taxing powers.  Investments in foreign securities also include obligations issued by international organizations.  International organizations include entities designated or supported by governmental entities to promote economic reconstruction or development as well as international banking institutions and related government agencies.  Examples are the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.  In addition, investments in foreign securities may include debt securities denominated in multinational currency units of an issuer (including international issuers).  An example of a multinational currency unit is the European Currency Unit.  A European Currency Unit represents specified amounts of the currencies of certain member states of the European Economic Community, more commonly known as the Common Market.

Purchases of foreign equity and debt securities entail certain risks.  For example, there may be less information publicly available about a foreign company then about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.  Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility.  In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

The world’s industrialized markets generally include, but are not limited to, the following:  Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.  The world’s emerging markets generally include, but are not limited to, the following:  Argentina, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include:  (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) in the case of Eastern Europe and in China and other Asian countries, the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.  So long as the Communist Party continues to exercise a significant or, in some countries, dominant role in Eastern European countries or in China and other Asian countries, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation.  The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation.  There may be no assurance that such expropriation will not occur in the future in either the Eastern European countries or other countries.  In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries.  Further, no accounting standards exist in Eastern European countries.  Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.  Inability to dispose of a security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of the security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

L.  Borrowing.  The Fund is permitted to borrow money up to one-third of the value of its total assets for the purpose of investment as well as for temporary or emergency purposes.  Borrowing for the purpose of investment is a speculative technique that increases both investment opportunity and the Fund’s ability to achieve greater diversification.  However, it also increases investment risk.  Because the Fund’s investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund’s net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value.  In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds.  Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

M.  Options Transactions.  The Fund may engage in option transactions involving individual securities and stock indexes.  An option involves either:  (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option.  Options are sold (written) on securities and stock indexes.  The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security.  The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment.  A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option.  Options are traded on organized exchanges and in the over-the-counter market.  To cover the potential obligations involved in writing options, the Fund will either:  (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid debt obligations sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks.  The purchase of options limits the Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly.  However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly.  When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline.  When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument.  In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written.  Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

INVESTMENT LIMITATIONS

Fundamental.  The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e, they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.  As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of:  (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to, the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.  Borrowing Money.  The Fund will not borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.  Senior Securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.  Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  The Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  The Fund will not make loans to other persons, except:  (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.  Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry.  The Fund will not invest 25% or more of its total assets in any investment company that concentrates.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental.  The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.  Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.  Borrowing.  The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

3.  Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options; futures contracts, short sales and other permitted investments and techniques.

4.  Options.  The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Statement of Additional Information.

5.  Illiquid Investments.  The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

THE INVESTMENT ADVISER

The Adviser is Rock Canyon Advisory Group, Inc., 1384 West State Rd., Pleasant Grove, UT 84062.  Jonathan N. Ferrell is the sole shareholder of, and may be deemed to control, the Adviser.

Under the terms of the management agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board of Trustees.   As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.95% of the average daily net assets of the Fund.  The Adviser may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future.  For the period December 31, 2002 (commencement of operations) through September 30, 2003 the Fund paid advisory fees of $153,985. For the fiscal year ended September 30, 2004, the Fund paid advisory fees of $350,358.

The Board of Trustees renewed the Agreement at a meeting held on November 18, 2004. The Trustees reviewed a memorandum describing the Trustees' duties when considering the Agreement renewal.  The Board then reviewed a copy of the current Agreement, and discussed the terms of the Agreement.  As to the nature, extent, and quality of the services to be provided by the Adviser, the Board considered the Adviser's investment philosophy and short sale technique.  In addition, the Trustees reviewed the Adviser's Brochure (Part II of Form ADV), which described the operations and policies of the Adviser.  The Trustees reviewed the Adviser's organizational chart and discussed the additional personnel hired by the Adviser since the Fund commenced operations.  In particular, the Board reviewed the resume of the Chief Compliance Officer of the Trust.  Mr. Ferrell presented a summary of the issues identified by the SEC staff in its recent inspection of the Fund and the Adviser.  Mr. Ferrell explained that he had not yet received the written inspection report, but would provide each Trustee a copy when it is received.  The Board acknowledge the importance of improving compliance and noted that the addition of Ms. Murchison in the position of CCO should improve both the Adviser's and the Trust's compliance operations.  Based on this information, the Trustees concluded that the Adviser has the ability to provide high quality advisory services to the Fund, and that the nature and extent of services provided by the Adviser were reasonable and consistent with the Board's expectations.

As to the performance of the Adviser, the Trustees reviewed information in the draft annual report regarding the Fund's returns since inception through September 30, 2004.  The Board noted that, although the Fund had underperformed the S&P 500 for the fiscal year, the Fund's return for the fiscal year was a respectable 8.43%, and further noted that the Fund had significantly outperformed the S&P 500 since inception.  The Board reviewed additional performance information provided by the Adviser, noting that the Fund had outperformed the S&P 500 year-to-date as well as for the third quarter of 2004.  The Board then reviewed the Fund's monthly returns since January 2003 compared to two hedge fund indices.  Mr. Ferrell then discussed the overall expense ratio of the Fund, including the total brokerage costs paid by the Fund and the Board discussed the impact of the brokerage costs on the performance of the Fund.  It was the consensus of the Trustees that in light of the Fund’s strategy, the Adviser had done a good job managing the expenses of the Fund, including brokerage costs, and that the overall performance of the Fund was very good.

As to the costs of the services provided and profits realized by the Adviser, the Board reviewed a profit and loss statement of the Adviser for the period October 2003 through September 2004.  Mr. Ferrell explained that the Adviser did not have access to information about the profitability of other advisers.  Counsel to the Trustees stated that, at a recent Ernst & Young roundtable, she learned that an informal survey by Ernst & Young of large investment advisory firms indicated that a profit margin of 30% was not uncommon in the industry.  The Board members reviewed the profit and loss statement in light of that information and concluded that the profits realized by the Adviser relative to the Fund were not unreasonable, particularly in light of the additional expenses that will be incurred by the Adviser in responding to additional regulatory burdens.  Mr. Ferrell then reviewed with the Trustees information regarding the expense ratios of other mutual funds.  He explained that the funds in the peer group were selected because they either have complex strategies (such as short selling, market neutral or multi-manager strategies) or the manager is considered to be a "premium" manager.  He explained that, based on the investment style of the Fund, he believed it was appropriate to compare the Fund's expense ratio to this peer group.  It was the consensus of the Board that the Fund's expense ratio was reasonable in comparison to the peer group.  Mr. Ferrell then reminded the Board members that he is a partner in an advisory firm that manages a hedge fund, and that the management fee for the hedge fund is equal to 1% of assets plus 20% of any gain.  The Board noted that the hedge fund's fee could be significantly higher than the mutual fund's fee if the hedge fund significantly outperforms its benchmark.  The Board then discussed the soft dollar arrangements utilized by the Adviser and the cost of the soft dollar arrangements to the Fund.  The Board concluded that the soft dollar arrangements were reasonable and should not be a material factor in their deliberations regarding renewal of the Agreement.  The Board concluded that the expense ratio information comparing the Fund's expenses to that of its peer group were important in their deliberations and their conclusion that the overall fees and expenses charged by the Adviser were reasonable.

As to the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect those economies of scale, the Board did not consider these factors to be relevant to their discussions because of the relatively small size of the Fund and marginal profitability of the Adviser.  The Trustees, including the independent Trustees, determined that the overall arrangement provided under the terms of the Agreement was a reasonable business arrangement, and that the approval of the Agreement was in the best interests of the Trust and the Fund’s shareholders.

The Adviser retains the right to use the names “Top Flight” and “Rock Canyon” in connection with another investment company or business enterprise with which the Adviser is or may become associated.  The Trust’s right to use the names “Top Flight” and “Rock Canyon” automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

The Adviser may make payments to banks or other financial institutions that sell Fund shares, provide shareholder services and administer shareholder accounts.  If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or their shareholders.  Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not.  The Fund may from time to time purchase securities issued by banks that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

The Trust and the Adviser have each adopted a Code of Ethics (the “Code”) under Rule 17j-1 of the Investment Company Act of 1940.  The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund.  You may obtain a copy of the Code from the SEC.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  As of December 31, 2004, the Fund is the only series in the “Fund Complex”.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Ray J. Meyers [1] 301 East 925 North American Fork, UT 84003 Year of Birth: 1957	Trustee since December 2002

President and owner of Elemental Technologies, Inc., a computer programming firm, since April 1999; Sole proprietor of Meyers Associates, a computer programming firm, from October 1997 until April 1999.

Jeffery C. Beck 891 North 200 East American Fork, UT 84003 Year of Birth: 1963	Trustee since December 2002	Senior Auditor, Department of Defense, Defense Contract Audit Agency, from February 1988 to present.
Paul R. Ressler 942 North 240 East American Fork, UT 84003 Year of Birth: 1966	Trustee since December 2002

Marketing Representative, CapSoft, a computer software firm, from May 1993 to January 2002; Marketing Representative, MyGo USA, a toy manufacturer, from January 2002 to April 2002; Marketing Representative, Pukka USA, a toy manufacturer, Inc. from April 2002 to present.

The following table provides information regarding the officers of the Trust.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Jonathan N. Ferrell[1] 1384 West State Rd. Pleasant Grove, UT 84062 Year of Birth: 1973	President since December 2002; Trustee from November 2002 until February 2005.

President of the Fund’s adviser since December 2002.  Analyst with Paragon Capital Management, Inc., a registered investment advisory firm, from December 1997 until April 1999; Registered Representative with Delta Equity Services, Inc., a registered investment advisory firm, September 2002 until November 2002; Director Paragon Capital Management, Inc., April 1999 until December 2002.

James R. Boden 1384 West State Rd. Pleasant Grove, UT 84062 Year of Birth: 1974	Secretary, Treasurer and Chief Financial Officer since February 2004

Treasurer of the Fund’s adviser since February 2004.  CFO of Identity Systems, a reseller of biometric access control since 2004.  Oracle Functional Analysts with Alpha Natural Resources, a coal mining company, from April 2003 to January, 2004.  Various positions  (most recently CFO) with Computer Connections Plus, a technology consulting company, from November 2001 to April 2003. Web developer for Integrated Information Systems, a technology consulting company, from May 2000 to August 2001.   Prior to that time, student at Brigham Young University.

Melissa Murchison 1384 West State Rd. Pleasant Grove, UT 84062 Year of Birth: 1970	Chief Compliance Officer since September 2004	Director of Client Services/Marketing for Paragon Capital Management, Inc. from September 1995 to September 2004.

1 Mr. Meyers owns a 1/3 interest in Automated Security LLC.  Mr. Ferrell owns a 50% interest in Identity Systems LLC, which owns a 2/3 interest in Automated Security LLC.

The Trust’s audit committee consists of Jeffery C. Beck, Ray J. Meyers and Paul R. Ressler.  The audit committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board of Trustees.  The audit committee held 4 meetings during the fiscal year ended September 30, 2004.

The following table describes the compensation paid to the Trustees of the Trust for the fiscal year ended September 30, 2004.

NAME	TOTAL COMPENSATION FROM TRUST
Jonathan N. Ferrell[1]	$0
Ray J. Meyers	$3,000
Jeffery C. Beck	$3,000
Paul R. Ressler	$3,000

   1 Mr. Ferrell resigned his position as Trustee effective January 28, 2004.

The following table provides information regarding shares of the Fund owned by each Trustee as of December 31, 2004.

Trustee	Dollar Range of Fund Shares
Jonathan N. Ferrell[1]	$10,001-$50,000
Ray J. Meyers	None
Jeffery C. Beck	None
Paul R. Ressler	None

1 Mr. Ferrell resigned his position as Trustee effective January 28, 2004.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions.  In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.  The Adviser may not give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions.  However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Fund’s Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.  During the fiscal year ended September 30, 2004, the Fund directed brokerage transactions for research services to Jefferies Group and Bridge Trading.   Jefferies Group executed 0.45% of all shares transacted by the Fund and received $5,200.00 in commissions.   Bridge Trading  executed 0.58% of all shares transacted by the Fund and received $6,735.00 in commissions.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts.  The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Fund’s portfolio manager in servicing other accounts.  Similarly, research and information provided by brokers or dealers to the portfolio manager in respect to serving other accounts may be useful to the Adviser in connection with its services to the Fund.  Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received.  It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

The Fund has no obligation to deal with any broker or dealer in the execution of its transactions.  However, Girard Securities Inc. (“Girard”) and Golden Beneficial Securities (“Golden”), in their respective capacities as broker-dealers, have effected significant portions of the Fund’s securities transactions that are executed on a national securities exchange and over-the-counter transactions conducted on an agency basis, and it is anticipated that Girard will execute nearly all of such transactions on a going forward basis.  Such transactions are executed at competitive commission rates through the clearing brokers through which Girard and Golden clear trades.  Dave Young (a registered representative of Golden) is also the president of Paragon Capital Management Inc. ("Paragon"), a registered investment adviser.  Mr. Young may recommend the Fund to the clients of Paragon, and the officers of the Fund believe that, as of November 1, 2004, clients of Paragon owned a majority of the outstanding shares of the Fund.   To the extent brokerage transactions are placed with Golden, Mr. Young receives a portion of the commissions.  If Paragon has discretionary authority over its clients’ accounts, Paragon may be deemed to beneficially own the shares indirectly and control the Fund.  Prior to July 2004, Mr. Young was a registered representative of Delta Equity Services Corp. (“Delta”), and Delta has executed significant portions of the Fund’s securities transactions.

The Fund may also execute trades through Girard. From October 2004 through February 2005, Todd Draney was a registered representative of Girard.   Mr. Draney and Mr. Ferrell (president of the Adviser and the Trust) are partners in MACP, an investment advisory firm.  Prior to October 2004, Mr. Draney was a registered representative of GBS Securities, Inc. ("GBS"), and from March 2003 until October, 2004, GBS executed significant portions of the Fund's securities transactions.

For the fiscal year ended September 30, 2003 the Fund paid brokerage commissions of $812,103.  For the fiscal year ended September 30, 2004, the Fund paid brokerage commissions of $1,155,897.  For the fiscal year ended September 30, 2004, Delta received commissions of $767,033, or 66.36% of all commissions paid, for executing 70.88% of all shares transacted by the Fund.  For the fiscal year ended September 30, 2004, Golden received commissions of $206,717, or 17.88% of all commissions paid, for executing 18.19% of all shares transacted by the Fund.   For the fiscal year ended September 30, 2004, GBS received commissions of $161,171 or 13.94% of all commissions paid, for executing 10.15% of all shares transacted by the Fund.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available.  Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker.  Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis.  Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction.  If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.  Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time.  In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The allocation may be adjusted by the Adviser, taking into account such factors as the size of the individual orders and transaction costs, when the Adviser believes an adjustment is reasonable.

DETERMINATION OF SHARE PRICE

The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays and Good Friday).  Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.  Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

ADDITIONAL TAX INFORMATION

The Fund has qualified and intends to continue to qualify as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”).  Qualification generally will relieve the Fund of liability for federal income taxes.  If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

CUSTODIAN

UMB Bank, N.A., 928 Grand Blvd., 10th Floor, Kansas City, Missouri 64106, is custodian of the Fund’s investments.  The custodian acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

FUND SERVICES

Mutual Shareholder Services, LLC (“MSS”), 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141, acts as the Fund’s transfer agent and, in such capacity, maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other Fund shareholder service functions.

MSS also performs the Fund’s accounting functions and, in such capacity, maintains current books and records of the Fund’s receipts and disbursements, calculates the Fund’s daily net asset value and provides the Fund and its adviser with standard operational reports.  For its services as fund accountant, MSS receives an annual fee from the Fund based upon the average value of the Fund, with a maximum annual fee of $59,250.  For the period December 31, 2002 (commencement of operations) through September 30, 2003, MSS received $15,750 from the Fund for accounting services.  For the fiscal year ended September 30, 2004, MSS received $21,000 from the Fund for accounting services.

PROXY VOTING POLICIES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund’s Adviser.  The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser.  In such a case, the Trust’s policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

The Adviser’s policies and procedures state that the Adviser generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes.  When exercising its voting responsibilities, the Adviser’s policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company’s shareholders, (ii) alignment of management and shareholder interests and (iii) transparency through timely disclosure of important information about a company’s operations and financial performance.  While no set of proxy voting guidelines can anticipate all situations that may arise, the Adviser has adopted guidelines describing the Adviser’s general philosophy when proposals involve certain matters.  The following is a summary of those guidelines:

o

electing a board of directors – a board should be composed primarily of independent directors, and key board committees should be entirely independent.  The Adviser generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;

o

approving independent auditors – the relationship between a company and its auditors should be limited primarily to the audit engagement;

o

providing equity-based compensation plans - appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, the Adviser is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;

o

corporate voting structure - shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.  The Adviser opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors; and

o

shareholder rights plans - shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Adviser generally considers to have a negative impact on shareholder value.

More Information

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request by calling toll free, 1-800-723-8637 or by accessing the SEC's website at www.sec.gov.  In addition, a copy of the funds' proxy voting policies and procedures are also available by calling 1-800-869-1679 and will be sent within three business days of receipt of a request.

ACCOUNTANTS

The firm of Cohen McCurdy, Ltd., 826 Westpoint Parkway, Suite 1250, Westlake, Ohio 44145, has been selected as independent public accountants for the Trust for the fiscal year ending September 30, 2005.  Cohen McCurdy, Ltd. performs an annual audit of the Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

FINANCIAL STATEMENTS

The financial statements and independent auditors' report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Fund’s Annual Report to the shareholders for the fiscal year ended September 30, 2004.  The Trust will provide the Annual Report without charge upon written request or request by telephone.